MICROAGE, INC.
                              DIRECTOR'S FEE WAIVER
                              ROY A. HERBERGER, JR.


RETAINER FEES                                                            $ 2,000

I hereby elect to waive the following amount of the retainer fees payable to me for the next four quarters:

     THE ANNUAL RETAINER IS $18,000 AND IS PAID IN ARREARS IN QUARTERLY INSTALLMENTS OF $4,500 EACH. YOU MAY ELECT TO WAIVE ALL OR A PORTION OF EACH QUARTERLY INSTALLMENT FOR THE THIRD AND FOURTH QUARTERS OF THE CURRENT FISCAL YEAR AND THE FIRST AND SECOND QUARTERS OF THE FISCAL YEAR THAT WILL END IN 2000. IF YOU WOULD LIKE TO WAIVE ANY PORTION OF THESE FEES, WRITE THE AMOUNT OF THE TOTAL RETAINER FEES TO BE WAIVED ON THE BLANK LINE TO THE RIGHT. THE AMOUNT YOU WAIVE WILL BE CHARGED EQUALLY AGAINST THE FOUR QUARTERLY INSTALLMENTS.

BOARD MEETING FEES                                                       $ 2,000

I hereby elect to waive the following amount of my regular Board meeting fees for the six $_______ regularly scheduled Board meetings between May 1, 1999 and April 30, 2000:

     THE MAXIMUM WAIVER IS $9,000. IF YOU WANT TO WAIVE ANY PORTION OF THIS AMOUNT, WRITE IN THE AMOUNT TO BE WAIVED ON THE BLANK LINE TO THE RIGHT. THE AMOUNT YOU WAIVE WILL BE CHARGED EQUALLY AGAINST THE MEETING FEES FOR THESE SIX MEETINGS.

COMPENSATION COMMITTEE MEETING FEES                                      $ 2,000

I  hereby  elect  to  waive  the   following   amount  of  my  regular
Compensation Committee meeting $_______ fees for the two regularly scheduled meetings between May 1, 1999 and April 30, 2000:

     THE MAXIMUM WAIVER IS $2,000. IF YOU WANT TO WAIVE ANY PORTION OF THIS AMOUNT, WRITE IN THE AMOUNT TO BE WAIVED ON THE BLANK LINE TO THE RIGHT. THE AMOUNT YOU WAIVE WILL BE CHARGED EQUALLY AGAINST THE MEETING FEES FOR THESE TWO MEETINGS.

GOVERNANCE COMMITTEE MEETING FEES                                        $ 2,000

I hereby elect to waive the following amount of my regular Governance Committee meeting fees $_______ for the two regularly scheduled meetings between May 1, 1999 and April 30, 2000:

     THE MAXIMUM WAIVER IS $2,000. IF YOU WANT TO WAIVE ANY PORTION OF THIS AMOUNT, WRITE IN THE AMOUNT TO BE WAIVED ON THE BLANK LINE TO THE RIGHT. THE AMOUNT YOU WAIVE WILL BE CHARGED EQUALLY AGAINST THE MEETING FEES FOR THESE TWO MEETINGS.

COMMITTEE CHAIR FEES                                                     $ 2,000

I hereby elect to waive the following amount of the Committee Chair fees payable to me for the next four quarters:

     THE ANNUAL COMMITTEE CHAIR FEE IS $3,000 AND IS PAID IN ARREARS IN QUARTERLY INSTALLMENTS OF $750 EACH. YOU MAY ELECT TO WAIVE ALL OR A PORTION OF EACH QUARTERLY INSTALLMENT FOR THE THIRD AND FOURTH QUARTERS OF THE CURRENT FISCAL YEAR AND THE FIRST AND SECOND QUARTERS OF THE FISCAL YEAR THAT WILL END IN 2000. IF YOU WOULD LIKE TO WAIVE ANY PORTION OF THESE FEES, WRITE THE AMOUNT OF THE TOTAL COMMITTEE CHAIR FEES TO BE WAIVED ON THE BLANK LINE TO THE RIGHT. THE AMOUNT YOU WAIVE WILL BE CHARGED EQUALLY AGAINST THE FOUR QUARTERLY INSTALLMENTS.

                                                          WAIVER AMOUNT  $10,000

By signing this Waiver, I acknowledge that I have been given, or was offered, a copy of the Company's (i) Annual Report on Form 10-K for the fiscal year ended November 1, 1998, and (ii) Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 1999 (the "SEC Reports"), and that I was given an opportunity to ask questions of any of the Company's executive officers regarding the SEC Reports or any other matter regarding the Company.

By signing this Waiver, I recognize that purchasing options is a speculative investment in that the success or failure of my investment depends on the market value of the Company's stock over a several year period. I further recognize that all or a portion of my investment (i.e., my Waiver Amount) may be lost. I also acknowledge that I was given the opportunity to consult with my personal advisor(s) regarding this Waiver.

I hereby elect to waive the Waiver Amount set forth above. By signing this Waiver I agree to the terms and conditions set forth above and acknowledge that I have read and understand the sample Stock Option Agreement that was given to me.


SIGNATURE  /s/ Roy A. Herberger, Jr.
           -------------------------
DATE       4-15-99
           -------------------------
SSN
           -------------------------

PLEASE FAX YOUR SIGNED FORM TO THOMAS R. HOECKER AT (602) 382-6070. YOUR FORM MUST BE RECEIVED BY MR. HOECKER BY NOON (ARIZONA TIME) ON FRIDAY, APRIL 23, 1999.